                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






       Date of Report (Date of earliest event reported): February 19, 2002
-------------------------------------------------------------------------------


                                  FC Banc Corp.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Ohio                  0-25616           34-1718070
-------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission         (IRS employer
incorporation or organization)     file number)     identification number)


123 North Sandusky Avenue, P.O. Box 567, Bucyrus, Ohio          44820-0567
-------------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (440) 562-7040
-------------------------------------------------------------------------------


                                       N/A
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

         At the regular meeting held on February 19, 2002, the board of directors of each of FC Banc Corp. and its bank subsidiary, The Farmers Citizens Bank, adopted a resolution terminating the employment of FC Banc Corp.'s and the bank's President and Chief Executive Officer, Mr. G.W. Holden. At the time of his termination, Mr. Holden was serving as a director of FC Banc Corp. for a term expiring at the annual meeting in 2004. As a result of his termination, Mr. Holden was required by the terms of his recently amended employment agreement to resign as a director of each of FC Banc Corp. and the bank, and he has done so effective as of February 19, 2002.

         Mr. Coleman J. Clougherty has been named by the board of directors of each of FC Banc Corp. and the bank as interim Chief Executive Officer. FC Banc Corp.'s board and the bank's board currently anticipate that they will make a decision with respect to a permanent CEO after an evaluation period of approximately six months. Mr. Clougherty was appointed Vice President of Administration of The Farmers Citizens Bank on July 17, 2001. He formerly served as President and Chief Executive Officer of a community bank located in Southeastern Ohio from August 2000 through May 2001. Prior to that, Mr. Clougherty served as Senior Vice President of a $235 million bank with responsibility for retail operations of an 8 office central Ohio community bank. Mr. Donald Denney has been elected President of The Farmers Citizens Bank. After joining the bank in February 1996 as a lending officer, Mr. Denney was promoted to Vice President and Chief Lending Officer in March 1996. Mr. Denney has more than 25 years of experience in the banking industry

         Counsel for the Boards of FC Banc Corp. and the bank are in discussions with Mr. Holden and his counsel for the purpose of reaching agreement concerning severance arrangements for Mr. Holden under his employment agreement and associated compensation arrangements. Mr. Holden was serving under an employment agreement dated March 31, 1998. The employment agreement had a three-year term, renewing each year for one additional year. The last renewal having occurred on March 31, 2001, the employment agreement had an approximately two- year term remaining at the time of Mr. Holden's termination. The agreement provides that Mr. Holden is entitled to severance equal to the amount of compensation remaining unpaid for the unexpired term of the agreement if he is terminated without cause, with the severance compensation payable in a lump sum within 30 days after termination. Mr. Holden is also party to a Salary Continuation Agreement providing for an annual early termination benefit for 15 years in the approximate amount of $47,131. According to the terms of the Salary Continuation Agreement, payment of the annual benefit commences when Mr. Holden reaches normal retirement age 65 in 2011. Rather than paying the early termination annual benefit to Mr. Holden over 15 years beginning nine years hence, if Mr. Holden petitions the bank for payment of the entire benefit in a lump sum, the bank has discretion to pay to him in a single lump sum at any time. The amount of the payment would be the early termination benefit accrual balance, less any early termination benefits already paid, plus interest at a rate of 8% on the accrual balance not yet paid for the period from the date Mr. Holden's employment was terminated until the date of payment of the lump sum amount. The accrual balance is approximately $185,159.

         The employment agreement is included as an exhibit in FC Banc Corp.'s Form 10-KSB for the year ended December 31, 2000. A July 2001 amendment of the employment agreement is included as an exhibit in FC Banc Corp.'s Form 10-QSB for the quarter ended September 30, 2001. A copy of Mr. Holden's Amended and Restated Salary Continuation Agreement is included as an exhibit in the Form 10-QSB for the quarter ended September 30, 2001. Reference is made to those exhibits for additional information concerning Mr. Holden's employment and severance arrangements, and those exhibits are incorporated by reference herein.

         FC Banc Corp. is a bank holding company engaged in the business of commercial and retail banking through its subsidiary The Farmers Citizens Bank, which accounts for substantially all of the revenues, operating income, and assets of FC Banc Corp. Headquartered in Bucyrus in Crawford County, Ohio, the bank's principal office is temporarily located in a leased facility at 123 North Sandusky Avenue while its main office at 105 Washington Square, Bucyrus, Ohio is undergoing reconstruction. The Farmers Citizens Bank's branches are --

         o        233 North Sandusky Avenue, Bucyrus,

         o        1605 Marion Road, Bucyrus,

         o        103 East Main Street, Cardington, and

         o        240 West Sandusky Street, Fredericktown.

         The bank conducts a general banking business embracing the usual functions of a commercial, retail and savings bank, including: time, savings, money market and demand deposit accounts; commercial, industrial, agricultural, real estate and consumer installment lending; safe deposit box rental, automated teller machines, and other services tailored to individual customers. The Bank makes and services secured and unsecured loans to individuals, firms and corporations.

Item 7.  Financial Statements and Exhibits.

(a)      Financial statements of businesses acquired.
         -------------------------------------------

         Not applicable

(b)      Pro forma financial information.
         -------------------------------

         Not applicable

(c)      Exhibits

         10.2 Employment Agreement with G.W. Holden dated March 31, 1998 (incorporated by reference to Exhibit 10.2 of FC Banc Corp.'s Form 10-KSB for the year ended December 31, 2000)

         10.2.1 Amendment of Employment Agreement with G.W. Holden, dated July 10, 2001 (incorporated by reference to Exhibit 10.2.1 of FC Banc Corp.'s Form 10-QSB for the quarter ended September 30,
                  2001)

         10.3 Amended and Restated Salary Continuation Agreement with G.W. Holden, dated July 10, 2001 (incorporated by reference to
                  Exhibit 10.3 of FC Banc Corp.'s Form 10-QSB for the quarter ended September 30, 2001)

         10.12 Split Dollar Agreement with G.W. Holden dated July 10, 2001 (incorporated by reference to Exhibit 10.12 of FC Banc Corp.'s Form 10-KSB for the year ended December 31, 2000)


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FC Banc Corp.



Dated: March 1, 2002                By: /s/ Coleman J. Clougherty
                                        ------------------------------------
                                        Coleman J. Clougherty
                                        Its: Chief Executive Officer

                                  Exhibit Index

        Exhibit
        -------

         10.2 Employment Agreement with G.W. Holden dated March 31, 1998 (incorporated by reference to Exhibit 10.2 of FC Banc Corp.'s Form 10-KSB for the year ended December 31, 2000)

         10.2.1 Amendment of Employment Agreement with G.W. Holden, dated July 10, 2001 (incorporated by reference to Exhibit 10.2.1 of FC Banc Corp.'s Form 10-QSB for the quarter ended September 30,
                  2001)

         10.3 Amended and Restated Salary Continuation Agreement with G.W. Holden, dated July 10, 2001 (incorporated by reference to
                  Exhibit 10.3 of FC Banc Corp.'s Form 10-QSB for the quarter ended September 30, 2001)

         10.12 Split Dollar Agreement with G.W. Holden dated July 10, 2001 (incorporated by reference to Exhibit 10.12 of FC Banc Corp.'s Form 10-KSB for the year ended December 31, 2000)